UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2006

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 7, 2006, ValueClick, Inc. ("ValueClick" or "the Company") issued a press release announcing the resignation of Jeffrey A. Pullen, chief operating officer (U.S.), effective June 30, 2006. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

(c) In the same press release issued on June 7, 2006, the Company announced the appointment of Tom A. Vadnais as president of ValueClick (U.S.), effective immediately. Mr. Vadnais will assume further corporate-level responsibilities in addition to his current roles as the general manager of the Company's Affiliate Marketing and Technology segments and a member of the Company's board of directors.

Mr. Vadnais, 58, joined ValueClick in October 2001 following ValueClick's acquisition of Mediaplex, Inc., where he served as president and chief executive officer from April 2001 to October 2001. Prior to joining Mediaplex, Inc., Mr. Vadnais was the executive vice president of professional services for Compuware Corporation, a software and professional services provider for information technology professionals, where he was retained to perform the integration of Data Processing Resources Corporation ("DPRC") and managed mergers and acquisitions. Mr. Vadnais was the president, chief executive officer and a member of the board of directors of DPRC, prior to its acquisition by Compuware. From 1992 to 1999, Mr. Vadnais was the president and chief executive officer of Tascor, Inc., a wholly owned subsidiary of Norrell, Inc., and he also served as a member of Norrell's board of directors. Until 1992, Mr. Vadnais worked at IBM for 23 years in various management roles, where he had experience in sales, marketing, and as vice president of operations.

Mr. Vadnais is employed by the Company at-will. His current compensation includes an annual salary of $325,000 and current eligibility for bonuses up to an annual maximum of $215,000, based upon the achievement of certain revenue and earnings targets.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 - Press release dated June 7, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

June 9, 2006	By:	/s/ Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 Press release dated June 7, 2006